SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS World Dividend Fund
The Board of Directors (Board) of DWS World Dividend Fund (Acquired Fund) approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the advisor of the Acquired Fund, to merge the Acquired Fund into DWS Global Macro Fund (Acquiring Fund), effective on or about December 9, 2019 (Merger Date). The Board also approved a proposal by DIMA to appoint DWS International GmbH, an affiliate of DIMA and a direct wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (DWS Group), as subadvisor to the Acquired Fund pursuant to a subadvisory agreement between DIMA and DWS International GmbH with respect to the Acquired Fund, effective on or about September 20, 2019.
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will be exchanged for an investment in the Acquiring Fund with an equal aggregate net asset value. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, by calling (800) 728-3337 or by asking your financial representative.
DIMA, subject to the approval of the Acquired Fund’s Board, has ultimate responsibility to oversee any subadvisor to the Acquired Fund and to recommend the hiring, termination and replacement of subadvisors for the Acquired Fund. The Acquired Fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the Acquired Fund’s Board, to appoint DWS International GmbH as a subadvisor to the Acquired Fund without obtaining shareholder approval. The Acquired Fund and DIMA are subject to certain conditions imposed by the SEC order.
DWS International GmbH will begin providing portfolio management services to the Acquired Fund on or about September 20, 2019.
The following sections of the Acquired Fund’s summary prospectus are supplemented as follows effective on or about September 20, 2019:
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the Acquired Fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Fabian Degen, CFA, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2010.
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund through December 6, 2019. Began managing the fund in 2015.
Henning Potstada, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Christoph-Arend Schmidt, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Stefan Flasdick, Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
September 20, 2019
PROSTKR-68

Please Retain This Supplement for Future Reference
September 20, 2019
PROSTKR-68
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